John Hancock Mutual Funds

Supplement dated March 28, 2013

to all current Statutory Prospectuses and Statements of Additional Information

relating to Class A, Class B and/or Class C shares

Lower Minimum Initial Investment requirement for Class A, Class B and Class C Shares

Effective as of the close of business on April 26, 2013, the minimum initial investment amount for Class A, Class B and Class C shares will be lowered from $2,500 to $1,000. The lower $1,000 minimum initial investment amount will apply to Coverdell ESAs. The minimum initial investment amount for group investments remains $250.

In addition, effective as of the close of business on April 26, 2013, the small account value stated in the first sentence of the Small accounts section in the Your account chapter will be lowered to $1,000.

You should read this Supplement in conjunction with the fund’s Statutory Prospectus and/or Statement of Additional Information, as applicable, and retain it for future reference.